                              OPPENHEIMER EQUITY FUND, INC.
                          Supplement dated June 5, 2007 to the
                             Prospectus dated April 30, 2007

     This  supplement  amends the  Prospectus  dated April 30, 2007. The section
"How the Fund Is  Managed  - The  Manager  -  Portfolio  Managers" on page 14 is deleted in its entirety and replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Christopher Leavy and
Marc L. Baylin, CFA, who are primarily responsible for the day-to-day management of the Fund's investments.

     Mr. Leavy has been a portfolio manager and Vice President of the Fund since
October 2000. He has been a Senior Vice President of the Manager since September
2000 and Director of Equities of the Manager  since January 2007. He was Head of the Value Equity  Investment  Team of the Manager until  February  2007.  Before joining the Manager,  Mr. Leavy was a vice  president and  portfolio  manager at
Miller Anderson  Sherrard and served as portfolio  manager and equity analyst at
Crestar Asset Management.  Mr. Leavy is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     Mr. Baylin has been a portfolio manager of the Fund since June 2007. He has been a Vice President of the Manager and a member of the Manager's Growth Equity
Investment  Team  since  September  2005.  He was  Managing  Director  and  Lead
Portfolio Manager at JP Morgan Fleming  Investment  Management from June 2002 to
August  2005  and  was a  Vice  President  of T.  Rowe  Price,  where  he was an investment  analyst  from June 1993 and a portfolio  manager  from March 1999 to
June 2002. Mr. Baylin is a portfolio  manager and officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional  Information  provides  additional  information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

June 5, 2007                                                        PS0420.034